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                        AMENDMENT TO EMPLOYMENT AGREEMENT

The undersigned hereby agree to amend the Employment Agreement dated as of the 1st day of March 1996 between Complete Management, Inc. and Arthur L. Goldberg (the "Employment Agreement") as follows:

         The first sentence of paragraph 3(a) of the employment agreement shall read:

         "(a) Goldberg's base compensation shall be at the rate of $200,000.00 per year, payable in regular installments with the Company's practice for its executives, less applicable withholding for income and employment taxes as required by law and other deductions as to which Goldberg shall agree."

         The caption and the first sentence of subparagraph (a) of paragraph 7 of the Employment Agreement shall read:

         "7.   Termination by the Company.

The Company may terminate Goldberg's employment, for any reason, at any time prior to June 25, 1996 by giving written notice of such termination under this paragraph 7."



                                     COMPLETE MANAGEMENT, INC.



                                     By: /s/ Steven M. Rabinovici
                                        ----------------------------------
                                        Steven M. Rabinovici,
                                        Chief Executive Officer

Accepted July 1, 1996


/s/ Arthur L. Goldberg
--------------------------
Arthur L. Goldberg